UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

Penn National Gaming, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (610) 373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the closing of Penn National Gaming, Inc.’s (“Penn National”) previously announced investment in Barstool Sports, Inc. (“Barstool Sports”) and pursuant to the Stock Purchase Agreement by and among Penn National, Barstool Sports, TCG XII, LLC, TCG Digital Sports, LLC and certain individual stockholders affiliated with Barstool Sports (the “Individual Sellers”), Penn National issued a total of 883 shares of Series D Convertible Preferred Stock of Penn National (“Series D Preferred Stock”) on February 20, 2020 to certain Individual Sellers. The Statement with Respect to Shares of Series D Convertible Preferred Stock of Penn National, which was filed with the Pennsylvania Department of State on February 19, 2020, is attached hereto as Exhibit 3.1.

1/1,000th of a share of Series D Preferred Stock is convertible into one share of common stock, par value $0.01 per share, of Penn National (“Common Stock”), and Series D Preferred Stock will be entitled to participate equally and ratably in all dividends and distributions paid to holders of Common Stock based on the number of shares of Common Stock into which such Series D Preferred Stock could convert. Series D Preferred Stock is nonvoting stock. The summary of the Series D Preferred Stock in this Current Report on Form 8-K is qualified by reference to the full text of the Statement with Respect to Shares of Series D Convertible Preferred Stock of Penn National, which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The issuance of such shares was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, because such issuance did not involve a public offering.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 3.02 is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.02 is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On February 20, 2020, Penn National issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K, announcing the closing of Penn National’s previously announced investment in Barstool Sports.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Statement with Respect to Shares of Series D Convertible Preferred Stock of Penn National Gaming, Inc., dated as of February 19, 2020
99.1	Press Release, dated February 20, 2020, issued by Penn National Gaming, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN NATIONAL GAMING, INC.

Date: February 20, 2020	By:	/s/ Carl Sottosanti

Name:	Carl Sottosanti
Title:	Executive Vice President, General Counsel and Secretary